UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         March 25, 2008
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ROCKETINFO, INC.
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(Exact name of registrant as specified in its charter)

Delaware
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0-26373
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98-0196717
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(State or other jurisdiction
of incorporation)
(Commission
File Number)
(IRS Employer
Identification No.)


701 5th Avenue, Suite 4200
Seattle, WA
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98104
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(Address of principal executive offices)
(Zip Code)


Registrant?s telephone number, including area code:        (206) 219-0146
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3101 West Coast Highway, Suite 210, Newport Beach CA 92660
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is
      intended to simultaneously
satisfy the filing obligation to the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act
      (17CFR230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17CFR24014a-12)
Pre-commencement communications pursuant to Rule 14d-2 (b) under the
      Exchange Act (17CFR240.14d-2 (b))
Pre-commencement communications pursuant to Rule13e-4 (c) under the Exchange Act (17CFR240.13e-4 (c))


Item 1.01   Entry into a Material Definitive Agreement

       The Company has entered into a General Security Agreement
             (the "Agreement")
        securing 12% Convertible Notes Payable in the amount of
              $226,455,  due respectively
         on December 20, 2008 as to $191,455; on January 10, 2009
              as to $10,000; on
         February 4, 2009 as to $10,000; and on March 12, 2009 as to $15,000.
               The Agreement
         grants a continuing security interest in, and a lien upon as security, all property and interests
         in property of the Company including all accounts, equipment, general intangibles, securities,
         and any resulting proceeds and products.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of
           Certain Officers

       The Board of Directors has elected Philip Graves as President of the Company, and Maria C. Maz as Treasurer of the Company. Maria C. Maz is also the Corporate Secretary of the Company.


Item 8  Other Events

      Rocketinfo Inc., a pioneer in news monitoring, analysis and search technology, has announced the release of a new version of its flagship online news search engine and portal, Rocketnews.com. Further information is available at Rocketinfo.com or
                  Rocketnews.com.


       This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.
     Actual results may differ from those set forth in the forward-looking statements.These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).







SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, t the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 25, 2008	ROCKETINFO, INC.


By:  /s/         Philip Graves
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      Name:	Philip Graves
      Title:      President